8-K – page # of 4

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           May 27, 2005

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K – page # of 4

SEACOAST BANKING CORPORATION OF FLORIDA

Item 1.01

Entry into a Material Definitive Agreement

On May 27, 2005, First National Bank & Trust Company of the Treasure Coast (“First National”), the principal banking subsidiary of Seacoast Banking Corporation of Florida (the “Company), entered into a ground lease agreement, as Tenant, with Viera & Murrell #1, LLC, a Florida limited liability company, as Landlord (the “Lease Agreement”).  Under the terms of the lease agreement, First National has leased property located at the southwest corner of Murrell Road and Viera Boulevard, in Viera, Brevard County, Florida, for construction of a bank branch facility by First National.  A two-story 9,000 square foot structure with drive-through is proposed. Construction on this facility cannot commence until July 2006, with a projected opening in July 2007.  The lease is for a term of 20 years, unless sooner terminated or extended as provided in the Lease Agreement, commencing on or before August 1, 2006.  The Lease Agreement provides for a base rent of $115,000 annually for the first five years of the lease, increasing by 10% in the sixth year and by another 10% in each five-year period thereafter.  First National has the option to renew the lease for four additional terms of five years each on the same terms and conditions as are applicable to the initial term, except that there shall not be an additional option to renew the lease beyond what is provided for in the Lease Agreement.

On June 30, 2005, First National, as tenant, entered into a ground lease agreement with Cousins Properties Incorporated, a Georgia corporation, as landlord (the “Lease Agreement”).  Under the terms of the lease agreement, First National has leased an outparcel of land and improvements fronting the shopping center commonly known as Viera Marketcenter located on Lake Andrew Drive, west of I-95, in the City of Viera, Brevard County, Florida.  The lease commences following a 120-day inspection period (or waiver thereof).  First National plans to construct a branch facility on the premises.  The initial term of the lease is twenty years.  The lease provides for a base rent of $110,000 annually for the first five years of the lease.  First National has the option to renew the lease for four successive additional periods of five years each on the same terms, covenants and conditions, except that the rent will increase by 10% in the sixth year and by another 10% in each five-year period thereafter.

The foregoing descriptions of the Lease Agreements are qualified in their entirety by reference to the full text of the Lease Agreements attached at Exhibits 10.1 and 10.2 to this Current Report on From 8-K.

Item 9.01

Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Form of Lease Agreement dated May 27, 2005 between First National Bank and Trust Company of the Treasure Coast and Viera & Murrell #1, LLC
10.2	Form of Lease Agreement dated June 30, 2005 between First National Bank and Trust Company of the Treasure Coast and Cousins Properties Incorporated

8-K – page # of 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

July 25, 2005

By:

/s/ William R. Hahl

Name:  William R. Hahl

Title:  EVP & CFO